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SEMI-ANNUAL REPORT


JUNE 30, 2001


DAVIS VALUE PORTFOLIO
DAVIS FINANCIAL PORTFOLIO
DAVIS REAL ESTATE PORTFOLIO
(PORTFOLIOS OF DAVIS VARIABLE ACCOUNT FUND, INC.)

[DAVIS FUND LOGO]
OVER 25 YEARS OF RELIABLE INVESTING*



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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Dear Fellow Shareholder:

Often I am asked our opinion on the outlook for the stock market. Lately, I have seen a television commercial with a Wall Street executive talking to a room full of anxious customers. He is saying to them, "Take a deep breath and just relax. Investing is about the long term." Now, for the trader, long term may be two hours from now or tomorrow or the day after tomorrow. But for the Davis family, the largest shareholders of our funds, long term investing is generational. In our belief, stocks are the most reliable, proven and liquid wealth-building vehicle available, and we are committed to them.(1)

THE "MYSTERY" COUPON OF STOCKS
Many people get confused about what investing means. In our view, investing is the process of committing funds today to get more money back in the future. When you invest in high-quality bonds like 10-year Treasury securities, you know the coupon in advance. It is printed on the bond certificate. With stocks, you have a mystery coupon. Your rate of return--either positive or negative--will be determined by the dividends you earn and the proceeds you receive when you sell.

While you do not know the mystery coupon with stocks when you start out, clearly you are trying to do better than you could in the risk-free bond market. At the current long-term rate of 6% on high-quality bonds, you would double your money in twelve years. When owning stocks, you have to aim higher than that hurdle. A good way to calculate this is with the Rule of 72. By dividing a particular rate of return into 72, you get the number of years it would take to double your money. For example, if you earn an 8% compound return, you would double your money in nine years. With a 12% compound return, it would only take six years for your money to double.

PREDICTING THE MYSTERY COUPON WITH RESEARCH
The professional method we use to try to predict a stock's mystery coupon and develop conviction for our investment decisions is research. An unknown practitioner once defined research this way: "Research is to see beyond what others have seen, and to think what others have not thought." To see beyond what others have seen, you have to gather information creatively. Then you have to think about that information and distill it into original thought. That is what research is.

Everyone wants to own companies with top fundamentals, which usually means good growth prospects, strong market share, solid balance sheet and an attractive industry outlook. But there are many choices available in different stages of growth, much like human life itself. There are companies still in their childhood, those in adolescence, others in adulthood, and yet others in middle age or at maturity. The very best companies keep reinventing themselves, like a tree growing new branches while the trunk gets larger, stronger and more solid. At the other extreme are companies whose shallow roots and thin branches do not allow them to survive the first storm.

One purpose of our research is to understand the businesses in which we invest and to try to anticipate change for them, either positive or negative. Another purpose is to try to make every decision count. Since our own money is on the line, we want to measure risk as well as reward.(2)


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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

INVESTING IN TORTOISES AND HARES
Every investor must find his or her own voice. Some companies and industries make progress like tortoises--slow but steady. Others run like hares--offering faster growth but more volatility. Our philosophy at Davis Selected Advisers is to cast our nets wide to take in an eclectic mix of companies, some tortoises and some hares. The slow pace of the tortoises lets you sleep at night while the fast-moving hares often keep you up at night. So we want a balance between the two.

To put it in terms of a baseball analogy, we do not want to always swing for the fences and go for home runs because that also raises the risks of striking out. We are trying to make every decision count, and we want to stay within our circle of competence. Over the years, we have found that our circle of competence tends to encompass companies growing in the 7-15% range, not the extremely high growers on which most of the market focuses. Some of these companies are like tortoises and some of them are like hares.

Looked at another way, we feel a portfolio is like a flower garden. As portfolio managers, our job is to plant a few new seeds every year and weed out a few mature plants. It is not to uproot the garden. We have a portfolio mix where we hope something will be in bloom all the time, but we do not expect everything to flower all at once.

A TRADING RANGE MARKET
Today, many people are worried about the market outlook because of what they read about the economy. But the economy is broad, diverse and amazingly resilient. In the last 40 years, it has survived a technology collapse in the late 1960s, an auto and steel slump in the 1970s, an oil patch collapse in the 1980s, a real estate depression in the early 1990s and now a dot-com and telecom implosion around the new millennium. So we remain optimistic about the long-term potential of the U.S. economy.

At the same time, we have said for a while that we believe we are in a trading range market in the 10,000-15,000 range. What we are seeing is a kind of tug-of-war between lower interest rates, which favor higher valuations on stocks, and lower earnings, which are unfavorable for growth rates and therefore valuations. The Federal Reserve appears to be trying to put a floor under the market around the low end of that trading range. If evidence surfaces that the economy is turning around, as it normally does in a garden-variety recession with an active Fed, then the market will have a strong rally and perhaps go to new highs.

The point, though, is that we are in the 20th year of a bull market and a study of history suggests that the other long bull market of the past half-century lasted about 20 years, from 1949 to 1969. We think that a great deal of P/E expansion has already occurred, and share ownership ratios are higher than they typically are at the start of a major bull market.

In addition, corporate profits have had a long up cycle, which has only recently been punctured. Profits can recover, but whether they can grow as quickly in the next few years is somewhat questionable for several reasons. Companies are facing pricing pressure because of the competitive global economy, as well as rising costs for energy, labor and entitlements. Furthermore, the declining cost of money, which has been a factor in bolstering profits, is probably coming to an end, with interest rates nearer a bottom than a top. All in all, it will take a good deal of research to find companies with the management skill to navigate through these times.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

A RETURN TO NORMALCY
We are looking for a return to normalcy where the market grows along with corporate profits, rather than at the 15-20% rate of the past decade or so. But, as investors, we should not despair. If you can compound your money at just 6%, it will double in 12 years and quadruple in 24 years. That would put the Dow in the 40,000-50,000 range in one generation.(3) We see no reason why that will not happen for succeeding generations. In fact, the market has been in a trading range for the past two years, and we have successfully deflated the dot-com/telecom bubble without enormous damage to diversified portfolios.

In the future, we would be surprised if we could achieve the mystery coupon of the largest fund managed by Davis Selected Advisers, which has averaged around 14% over the past 30 years. However, we would hope that our research methods applied over the next generation could achieve a mystery coupon that is well above the risk-free rate offered in the bond market.(4) There are opportunities in the market every day, every year. With the long view we have, we should take a deep breath, relax and let our eclectic diversified mix that includes both tortoises and hares carry us forward with confidence.(5)

Sincerely,





/s/ Shelby M.C. Davis
-------------------------
Shelby M.C. Davis
Senior Research Adviser

August 3, 2001

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

DAVIS VALUE PORTFOLIO

PERFORMANCE OVERVIEW

Davis Value Portfolio generated a total return of (6.51)% for the six-month period and (4.52)% for the one-year period ended June 30, 2001.(6) Over the same time periods, the Standard & Poor's 500 Index returned (6.70)% and (14.83)%, respectively.(7)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you describe the performance of Davis Value Portfolio so far this year?

A. In our last several reports to our shareholders, Ken and I have emphasized that 'there is a danger in trying to read too much into short-term results.' As you may recall, our short-term results at the time of those reports were very strong on both a relative and absolute basis, making such a warning sound somewhat modest. In contrast, our performance for the first six months of the year 2001 has been disappointing on both a relative and absolute basis. In such times, pointing to the long term may seem more evasive than modest.

But it is just as important to avoid feeling depressed when prices are low as it is to avoid euphoria when prices are high. It is a peculiarity of investing that the common sense that one uses in buying a car or groceries disappears. In these more mundane activities, we generally welcome lower prices, while still being sensitive to quality. In investing, it is far more common to bemoan low prices and long for the days when prices were sky high. This irrational tendency often causes investors to 'buy high and sell low' or, in the case of mutual funds, to chase last year's winners. It was only two years ago that we were reading about the 'death of value investing' as people rushed into the hottest growth funds. Today, headlines are full of the opposite advice as investors flock to value and abandon growth.

We believe that investors' focus on growth-versus-value is misguided and self-destructive. It is misguided as growth is clearly a component of value. Given that stocks represent ownership interests in business, it should be obvious that a business that profitably grows is more valuable than one that doesn't. But more importantly, this focus on growth-versus-value is self-destructive as it encourages more frequent switching among funds as investors shift from one style to another. The dramatic cost of this shifting was captured in a Dalbar study reported in the March 2000 issue of Mutual Funds Magazine that noted: 'Between 1984 and the end of 1998, the average stock fund gained 509%, or 12.8% per year over fifteen years. Meanwhile the typical mutual fund investor, whose average holding period was less than three years, earned just 186%, or 7.25% a year'--a self-inflicted cost of over 300%.

Our core objective is to buy high-quality, growing businesses, but to do so at reasonable prices. Such an 'all-weather' approach makes us difficult to categorize and often means that our short-term results lag behind those funds that are 'optimized' to one particular part of a market cycle. Nevertheless, this approach has enabled us to beat the S&P 500 over the long-term, and this is the standard against which Ken and I (and our directors) judge our performance. As the S&P 500 has beaten the vast majority of both growth and value managers over time, we think this is a high benchmark. When fund managers ask investors to judge their performance against other benchmarks, they are often lowering the standard. For example, the Lipper Large-Cap Growth Index has underperformed the S&P 500 in 80% of all rolling 10-year periods beginning in 1981, while the Lipper Large-Cap Value Index has underperformed the S&P in every rolling 10-year period since 1981.(8)

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

With this digression out of the way, I will try to put Davis Value Portfolio's short-term performance into context by reviewing the current investment environment, highlighting significant changes in the prices or fundamentals of some of our holdings and, as always, reviewing some of our recent mistakes.

Ken and I tend to spend little time trying to make predictions about macroeconomic factors--remembering my grandfather's quip that he had never known an economist to make it into the Forbes 400. With that said, in recent years, we have been very wary of certain trends that we feared made the market vulnerable. In our last report to shareholders, for example, we pointed out 'that corporate margins are at precarious levels and that the quality of corporate earnings has deteriorated in recent years. It is further obvious to us that the impact of the wealth effect and a rising stock market has been significant on everything from rising retail sales and soaring venture capital gains, to falling GAAP compensation expense....Unfortunately, it does not yet seem that the potential negative impact of a reversal in these factors have been fully appreciated.'

In the first half of the year 2001, these factors indeed had a significant impact, with corporate investment levels plunging and excess inventory working through the system, resulting in the collapse of corporate profit margins. Although the headlines have been worse in the technology and telecommunications area, these dynamics have played out in virtually every economic sector from printers to plumbing supplies.

Q. Could you comment on the performance of specific Fund holdings?

A. More than 60 years ago, Benjamin Graham and David Dodd prefaced their seminal work for fundamental investors, Security Analysis, with a quote from Horace's Ars Poetica, itself written more than 2,000 years ago. Horace says simply, 'Many shall be restored that now are fallen and many shall fall that now are in honor.' It seems that Horace could have been looking over our portfolio this year. While many of our holdings whose stock prices had declined significantly in the year 2000 staged recoveries, many of last year's stalwarts fell significantly.

For example, after a dramatic decline in the year 2000, shares of Sealed Air(9) are up more than 26% this year despite a slowdown in the company's core business and the continuing threat of asbestos litigation. Similarly, shares of Lexmark whose travails I highlighted in our last report, have surged more than 37% thus far in the year 2001 despite the continued vulnerability of its underlying business as global economies slow and competitive pressures mount.

Turning to the other half of Horace's quote, we cannot escape the fact that many holdings that were in favor last year have since fallen, and some dramatically. We divide these into three categories, only one of which we view as our mistakes.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

The first category is made up of companies whose share prices have declined but whose business prospects have not significantly changed. Often, these price declines become buying opportunities. Our holdings in the pharmaceutical industry, for example, whose stock prices surged in the last quarter of the year 2000 have seen a substantial correction in their share prices in 2001--with Merck's fall of 31%, Bristol-Myers' fall of 28% and Eli Lilly's fall of 19% being the most notable. Although the term 'correction' in the investment world is often a euphemism, I feel it is appropriate in these cases as business fundamentals remain relatively intact and valuations reasonable, if not compelling, for these first-class companies.

In the second category are companies whose stock price declines reflect but overweight short-term business weakness. As cyclical downturns are inevitable in most businesses, my father often describes these companies as well-found ships caught in a squall. An example of such a company is American Express, one of the Fund's largest holdings. Despite a significant decline in the share price of American Express this year, we remain confident that the value of the underlying business significantly exceeds its current share price. That is not to say we are so naive as to ignore the fact that rising unemployment and a business slowdown will lead to lower charge volumes and higher loan losses over the next several quarters, if not several years. Were there not short-term clouds on the horizon, it is doubtful that the shares of such a powerful company would trade at such a discount price.

The third category is made up of businesses whose stocks have fallen in response to a decline in their operating performance and prospects that has been substantially worse than we expected. It is this group that Ken and I categorize as mistakes and we have certainly had our share of those this year.

In absolute dollars, our biggest mistake thus far in 2001 has been our holding in Tellabs. While we continue to have confidence in this company's management, we significantly underestimated the impact that the collapsing telecom sector would have on its business. Having always viewed Tellabs as a 'workhorse' company, whose primary customers are large, well-capitalized companies such as Verizon and SBC, we felt that the company would be immune to the collapse of the more speculative companies in the sector. Unfortunately, the threat of these 'new era' competitors had clearly driven the traditional incumbents to spend more than they otherwise would have. The collapse of this new competitive threat has freed up excess capacity, damaged supplier pricing and removed a sense of urgency from Tellabs' customers. The company's revenues have fallen dramatically below our estimates and, while we are confident that revenue will recover from this depressed level, we doubt it will get to levels that we once thought likely. Importantly, by carefully scrutinizing Tellab's strong balance sheets and cash flows to reassure ourselves that the company did not engage in vendor financing and other gimmicks that proved so devastating to Lucent, we applied at least one of the lessons learned from last year's mistakes.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. What is your investment outlook?

A. As Ken and I have often said, we know we are in the business of taking headline risk--that is, of looking at businesses when the headlines are the worst. In the past, we have purchased companies with strong earnings power and solid fundamentals at very cheap prices when newspapers were full of negative stories. Citigroup and Wells Fargo in the early '90s come to mind as good examples, as terrible headlines were accompanied by rock-bottom valuations and tremendous pessimism. In contrast, business valuations and stock prices today still seem high by any historic measure.

In lifting our sights beyond the near-term horizon with its constant flow of earnings disappointments, revenue shortfalls and management shuffles, I am reminded of my grandfather's observation that you make most of your money in a bear market, you just do not realize it at the time. While it is dangerous to be wildly optimistic, it can be equally expensive to be overly pessimistic. Instead, it is our goal to be realistic and to set our sights on buying good businesses at reasonable prices in the expectation of achieving satisfactory long-term investment results. In heady times, such an attitude has sounded dowdy. In depressed times, it may sound a bit simplistic or naive. But as long-term investors, we believe that being part owners of wonderful businesses is a far more sensible approach to wealth creation than trying to trade in and out based on market or economic predictions. In a recent advertisement, Peter Lynch of Fidelity gave the following advice: 'Investing is a long-term job. It takes a good head to determine what you are going to own and why you are going to own it. And it takes a strong stomach to stick with your decisions when you hit the inevitable bumps in the road. But if you combine the two, I believe there's a better chance you'll reach your goals.'

In these uncertain times, this is sound advice.

As always, we thank you for your continued support.(5)


DAVIS FINANCIAL PORTFOLIO

PERFORMANCE OVERVIEW

The Davis Financial Portfolio earned a total return on net asset value of (3.36)% for the six-month period and 17.32% for the one-year period ended June 30, 2001.(6) Over the same time periods, the Standard & Poor's 500 Index returned (6.70)% and (14.83)%, respectively.(7)

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS

Q. Could you recap the performance of Davis Financial Portfolio and financial stocks during the first half of 2001.

A. After a strong year in 2000 when the Fund appreciated 31% while the S&P 500 declined 9%, the Fund was down more than 3% during the first six months of 2001 compared to a decline of nearly 7% in the S&P 500. As portfolio managers, Chris and I believe our performance should be evaluated in two ways, both measured over a holding period of five years or greater. First, how has our Fund performed versus the S&P 500? Second, how does the Fund rank versus its peer group of financial sector funds?

Contrary to conventional wisdom that financial stocks tend to move counter to interest rates, share prices of most financial services companies performed exceedingly well last year despite the fact that the Federal Reserve aggressively raised short-term interest rates to cool off an overheating economy. In the first half of 2001, again contrary to conventional wisdom, most financial stocks declined in price even as the Federal Reserve aggressively lowered short-term interest rates to prevent the U.S. economy from entering a recession (and perhaps a deep one at that). So much for conventional wisdom.

Financial stocks have generally been affected as the current economic slowdown in the United States is clearly spreading throughout most of the world. Regardless of whether the U.S. economy is officially in a recession or not, we are certainly in a profits recession where corporate profits are meaningfully lower than in the prior year and some previously fast-growing industries such as technology and telecom now seem mired in a depression. Falling corporate profits have led to significant layoffs at many manufacturing and technology companies. In addition, as I noted above, the S&P was down almost another 7% in the first half after falling 9% in 2000. This decline, however, probably understates the destruction of shareholder wealth as many investors' holdings were concentrated in technology-oriented funds and stocks, which, on average, are down over 60% from their highs reached only last year. More than $5 trillion in savings has been wiped out in a little more than one year. This unwinding of many excesses of the booming economy and roaring stock market of the past decade is a powerful head wind that all companies must fight through at present.

Clearly, this is a difficult time for many financial services companies. Revenue growth is slowing for most firms, and lenders are trying to navigate through rising credit costs as both corporations and consumers find it tougher to meet current interest payments. Despite these issues, which are serious, there are some positives. The Chairman of the Federal Reserve has been very responsive in aggressively lowering short-term interest rates (by 275 basis points year to date) to try to stabilize the economy. Any improvement in the economy should help the fundamentals of most financial services companies. Another piece of good news for most lending companies, but especially for consumer lenders such as Household International9, is the immediate benefit of lower funding costs, which improves the spread these companies earn on their loans. This improved spread can materially increase earnings and help offset deteriorating credit trends and rising bankruptcies that are afflicting all lenders today.

We also expect that many of our well managed companies will potentially benefit from this current weak environment by taking market share away from their weaker competitors that are forced to cut back their marketing and investment spending. Similarly, these well run companies with strong balance sheets may be able to acquire entire companies or divisions at attractive prices, cut duplicate expenses and emerge from the downturn even stronger than when they entered it. Economic downturns usually spotlight the truly great companies with outstanding managements and defensible business models. As for those companies that took on excessive risk to show growth during robust economic times, to paraphrase Warren Buffett, you never know who is swimming naked until the tide goes out. We hope in future letters we can report to you that few of our companies were swimming naked.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Q. What holdings were important contributors to Davis Financial Portfolio's performance?

A. On the positive side, the biggest contributors to performance were Household International, Transatlantic Holdings and Moody's Corporation.

We continue to be thrilled with the terrific management job CEO Bill Aldinger and his team have done at Household by improving the company's focus and ability to execute while gaining market share in a profitable, disciplined manner. Following a strong 2000 when earnings increased 17%, during the first half of 2001, revenues were up 17%, earnings were up 15%, credit trends remained remarkably stable, and the company aggressively repurchased its stock to create shareholder value. Household's share price, after increasing 48% in 2000, rose another 26% through mid-July this year.

Our largest holding, Transatlantic Holdings, is a well run reinsurance company that is 60% owned by insurance giant AIG. Transatlantic Holdings continues to benefit from an improving pricing environment and an increase in market share as insurers give more business to those reinsurers with strong balance sheets. Premiums continue to grow at a double-digit rate while the combined ratio should continue to be favorable going forward. Transatlantic's shares were up 13% as of mid-July.

Moody's Corporation, the rating agency, has been generating record earnings, up over 30% this year, as lower interest rates have motivated corporate treasurers to aggressively issue new debt or refinance existing debt. Moody's benefits because investors prefer bonds that have been rated, thereby providing robust revenue opportunities. The growth of the structured finance business globally has also contributed and should help fuel Moody's long-term growth. Moody's shares were up 27% as of mid-July.

On the negative side, Davis Financial Portfolio's performance has been hurt by a meaningful decline in American Express, which has felt the impact of the economic slowdown in its two core businesses. The card business has slowed as corporations have dramatically reduced travel and entertainment spending while consumers have increased their charge card spending at a slower pace. In addition, credit costs have risen although they still remain manageable to date. American Express is one of the few financial firms that, due to their interest rate hedging strategy, has yet to benefit from lower funding costs, but those lower costs should help earnings in the second half of the year and in 2002. At the same time, the asset management business has been a significant disappointment as poor decisions on the investment side recently resulted in write-downs of more than $1 billion in the company's high yield portfolio. Clearly, management underestimated the risks they were assuming in the event of an economic downturn when the company purchased these high yield investments only a few years ago. American Express will most likely have flat to slightly lower earnings this year, excluding the investment write-downs. This disappointing performance has driven the share price down 30% as of mid-July and, as the company is our second largest holding, has hurt the Fund's results. Overall, American Express continues to be a well run shareholder-oriented company that should get back on track and deliver solid earnings growth as the economy stabilizes.

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DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH KENNETH CHARLES FEINBERG AND CHRISTOPHER C. DAVIS, PORTFOLIO MANAGERS - CONTINUED

Q. What is your outlook for financial stocks?

A. One reason we will always like financial stocks is that financial services is a vast industry that is not very well understood. In addition, companies tend to be undermanaged overall. As investors, this provides us with enormous opportunity if we can uncover those great management teams who, like a fox in a hen house, can take advantage of their weaker competitors by continuously gaining profitable market share and thereby build wealth for shareholders.

Long term, Chris and I remain optimistic about the outlook for financial companies. We continue to find well managed companies with valuable consumer and business franchises, strong balance sheets and positive long-term growth opportunities whose business fundamentals remain favorable even in this current environment. While we expect price volatility in financial stocks to continue, we believe carefully selected financial services companies should offer outstanding investment opportunities for our shareholders.(5)


DAVIS REAL ESTATE PORTFOLIO

PERFORMANCE OVERVIEW

Davis Real Estate Portfolio earned a total return on net asset value of 5.29% for the six-month period and 15.34% for the one-year period ended June 30, 2001.(6) Over the same time periods, the Wilshire Real Estate Securities Index returned 9.80% and 24.59%, respectively.(7)

AN INTERVIEW WITH ANDREW A DAVIS, PORTFOLIO MANAGER

Q. Could you provide some perspective on the real estate industry today?

A. I recently gave a speech entitled "Real Estate Needs a Recession." By that I mean that the real estate industry needs to prove it can weather a tough economic environment in order to persuade investors that the industry has changed fundamentally and is no longer prone to the same problems it faced when the economy moved into recession over a decade ago. This time, in my view, the industry really is different: company balance sheets are strong, managements are good, earnings growth rates are fine and dividends are secure. Once the economy starts to recover, as it inevitably will, perhaps over the next 6 to 12 months, I think that investors will be able to look back at the real estate industry and see an asset class that was able to sustain growth through an economic slowdown. At that point, I believe investors will be willing to pay higher multiples to own real estate companies because they will be perceived more as full-cycle stocks.

Real estate investment trusts ("REITs") have continued to perform well this year as earnings have continued to grow nicely, but the companies still trade at multiples of 8 to 9 times earnings. Once investor psychology shifts as I think it could, multiples might expand to 10 to 12 times earnings. Of course, it is impossible to precisely predict if or when this multiple expansion might occur and we are not counting on it in our forecasts for real estate companies. Instead, our focus as always is on earnings growth. However, if multiples do expand, it will provide a nice bonus for shareholders.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A DAVIS, PORTFOLIO MANAGER - CONTINUED

Interestingly enough, in the face of a weak equity market and declining interest rates this year, we have seen a flight by individual investors to real estate companies with high dividend yields and away from the type of blue chip, more growth-oriented companies that Davis Real Estate Portfolio owns. Many of the REITs that performed the best in the first half of 2001 are poor quality companies whose dividend yields are high only because their stock prices fell so far last year. I view these companies as old-style REITs that are throwbacks to another real estate era when excessive leverage and the acquisition and development of marginal properties were acceptable business practices. Because of the risks these companies entail, they are not among the Fund's holdings.

Q. What are some recent additions to Davis Real Estate Portfolio's holdings?

A. In reviewing the Fund's newer investments, I must acknowledge the contribution of my colleague and senior research analyst, Chandler Spears, who joined us late last year from Charles E. Smith Residential, one of the strongest REITs in the industry, and who brings a real world knowledge of the real estate business to Davis Real Estate Portfolio. In particular, Chandler was responsible for drawing my attention to two fine companies that we subsequently added to the portfolio--Post Properties9, an apartment REIT based in the southeast, and Taubman Centers, an enclosed shopping mall REIT.

I have admired Post for some time because the company owns high quality, institutional-grade multifamily properties, but I had never invested because the price was too high. Further, Post is one of the few public real estate companies with a tangible franchise value. The Post name is synonymous with luxury apartment living in several major markets in the southeast. In the fourth quarter of 2000, Post announced that earnings results would fall substantially below expectations because it had expanded its development activities into too many markets too quickly. The shares plummeted to such a degree that they were trading at a discount to our estimate of the company's intrinsic value. At the same time, the company laid out what we felt was a viable plan to get growth back on track. This gave the Fund the opportunity to buy a great set of assets at a great price while the company worked to fix its mistakes. Post has already made significant steps in the right direction and we are confident management will turn the situation around.

Turning to Taubman, it focuses primarily on the development of upscale regional malls and owns what are generally characterized as true jewels in the retail business. The best barometer of quality in the retail business is sales per square foot. Taubman's properties generate the highest level of sales per square foot of any public retail real estate company that we know. Over the last few years, Taubman had fallen into disfavor with investors who were concerned about the company's very large development pipeline and instances of development delays and cost overruns at a few projects. Those issues appear to have been resolved and now a number of projects that Taubman has been working on for upwards of 10 years have either opened their doors in the past year or will be opening this year or next. These are premier properties located in areas that have disposable income levels far in excess of the national median and, in some locations, benefit from strong tourist traffic. When we invested in Taubman at the beginning of 2001, the shares were trading at a significant discount to the value we felt the company was about to create and our investment has worked out quite well for the Fund. The company has done a terrific job of opening facilities on schedule and leasing the space to upscale retailers that are consistent with Taubman's image, and its shares are up 28% for the year to date.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH ANDREW A DAVIS, PORTFOLIO MANAGER - CONTINUED

Looking at some of the biggest contributors to the Fund's performance last year, Centerpoint Properties, an industrial REIT and one of the Fund's largest positions, is holding up well so far in 2001 while Avalonbay, an apartment REIT, has been a weaker performer. Both of these strong well-run companies continue to offer excellent long-term growth opportunities in our view and remain favored Fund investments.

However, during the first half, we reduced our holdings in Boston Properties, an office REIT, and used the proceeds to add to the Fund's position in Equity Office Properties. While the Fund has enjoyed good returns on its investment in Boston Properties, we were concerned about the company's exposure in certain markets such as northern Virginia and California and felt it was sensible to take some profits. At the same time, we saw an opportunity in Equity Office Properties to buy a good collection of assets at an attractive price.

Q. What is your outlook for real estate?

A. If you look at the performance of the companies in the Fund's portfolio over the last few years, it is clear that our shareholders would have enjoyed even better returns if we had been able to own the real estate held by these companies rather than their publicly traded stock. The earnings growth has been there. The dividend yields have been there. The problem has been investor psychology, which has caused stock price fluctuations. That public perception is what must change for these companies to be awarded the valuations we think they deserve.

As I began by noting, I think that real estate companies are continuing to gain greater respect with investors as they demonstrate their ability to maintain growth and dividends through an economic slowdown and that respect could eventually translate into higher price/earnings multiples for these stocks. However, looking realistically at the market, real estate indexes are nearing highs they haven't approached in four years. So while the future may not yet be fully reflected in these companies' share prices, multiple expansion is not something on which we are banking. At the same time, we are comfortable that we have built a solid portfolio of well managed, all-weather real estate companies capable of generating steadily increasing rental income and solid returns on capital over different economic cycles. If multiples on these stocks also expand, that will be icing on the cake.(5)

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================


MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis Variable Account Fund, which contains more information about risks, fees and expenses. Please read the prospectus carefully before investing or sending money.

(1) Historically, common stocks have outperformed both bonds and cash. There can be no assurance that investing in equities will continue to build wealth in the future.

(2) Davis Variable Account Fund manages risk by adherence to a strict price discipline. Equity markets are volatile, and there can be no assurance that investors will earn a profit. An equity fund's net asset value per share will fluctuate and an investor in the fund may lose money.

(3) This is a hypothetical example and not a prediction of how any Davis
Variable
Account Fund will perform in the future.

(4) Past performance is not a guarantee of future results. There can be no guarantee that any portfolio will outperform the bond market or that an investor will make money.

(5) Davis Variable Account Fund's investment professionals make candid statements and observations regarding individual companies, economic conditions and market conditions. However, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Fund's investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Davis Financial Portfolio concentrates its investments in the banking and financial sectors, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Portfolio's investment performance, both good and bad, is expected to reflect the economic performance of the banking and financial sectors much more than a fund that does not concentrate its portfolio.

Davis Real Estate Portfolio concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Portfolio's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.

Davis Real Estate Portfolio is allowed under its charter to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the Portfolio's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.

DAVIS VARIABLE ACCOUNT FUND, INC.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

(6) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ended June 30, 2001:

---------------------------- --------------- -----------------------------
                                                      INCEPTION
         PORTFOLIO NAME                      ----------------------------
                                 1 YEAR             (July 1, 1999)
---------------------------- --------------- -----------------------------
Davis Value Portfolio            (4.52)%                2.41%
---------------------------- --------------- -----------------------------
Davis Financial Portfolio        17.32%                 8.39%
---------------------------- --------------- -----------------------------
Davis Real Estate Portfolio      15.34%                 7.63%
---------------------------- --------------- -----------------------------

Investment returns are volatile and may have changed since this report was published. Call shareholder services at 1-800-279-0279 for current performance.

(7) The definitions of indices quoted in this report appear below. Investments cannot be made directly in the indices.

I. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as Real Estate Investment Trusts (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted. The beginning date of the Index was January 1, 1978. The Index is rebalanced monthly, and returns are calculated on a buy-and-hold basis.

(8) Davis Selected Advisers, L.P. compared the monthly average annual total returns reported by Lipper for the Large-Cap Growth Index and Large-Cap Value Index against the returns earned by the S&P 500 index for rolling 10-year time periods beginning July 1, 1981, and ending June 30, 2001, a total of 121 rolling ten-year periods. The returns assume an investment at the beginning of the month with all dividends and capital gains distributions reinvested for a 10-year period. The figures were not adjusted for any sales charges that may be imposed.

Lipper Large-Cap Growth Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in large-cap companies and normally invest in companies with larger than average price-to-earnings ratios, price-to-book ratios and earnings growth rates. Lipper Large-Cap Value Funds are funds that, by portfolio practice, invest at least 75% of their equity assets in large-cap companies and normally invest in companies with smaller than average price-to-earnings ratios, price-to-book ratios and earnings growth rates.

(9) See each Portfolio's Schedule of Investments for a detailed list of portfolio holdings.

Shares of Davis Variable Account Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO
JUNE 30, 2001 (Unaudited)

                                                                     VALUE
SHARES                           SECURITY                           (NOTE 1)
=============================================================================
COMMON STOCK - (93.42%)

   ADVERTISING AGENCIES - (0.03%)
         1,300    WPP Group PLC  .............................  $      63,395
                                                                -------------
   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (5.78%)
        53,400    Bank One Corp. .............................      1,911,720
        58,800    Golden West Financial Corp. ................      3,777,312
       124,700    Wells Fargo & Co............................      5,789,821
                                                                -------------
                                                                   11,478,853
                                                                -------------
   BUILDING MATERIALS - (4.03%)
        30,800    Martin Marietta Materials, Inc. ............      1,524,292
       192,600    Masco Corp. ................................      4,807,296
        31,300    Vulcan Materials Co. .......................      1,682,375
                                                                -------------
                                                                    8,013,963
                                                                -------------
   CONSUMER PRODUCTS - (4.52%)
        12,500    Gillette Co. ...............................        362,375
       169,800    Philip Morris Cos., Inc. ...................      8,617,350
                                                                -------------
                                                                    8,979,725
                                                                -------------
   DATA PROCESSING - (0.13%)
         4,100    First Data Corp. ...........................        263,425
                                                                -------------
   DIVERSIFIED - (1.87%)
            52    Berkshire Hathaway Inc., Class A*...........      3,608,800
            42    Berkshire Hathaway Inc., Class B*...........         96,600
                                                                -------------
                                                                    3,705,400
                                                                -------------
   DIVERSIFIED MANUFACTURING - (8.93%)
        49,500    Dover Corp. ................................      1,863,675
        26,600    Minnesota Mining and Manufacturing Co. .....      3,035,060
       235,800    Tyco International Ltd. ....................     12,851,100
                                                                -------------
                                                                   17,749,835
                                                                -------------
   ELECTRONICS - (3.48%)
       343,200    Agere Systems Inc., Class A*................      2,574,000
        30,980    Agilent Technologies, Inc.*.................      1,006,850
        23,400    Molex Inc. .................................        855,153
        44,700    RadioShack Corp. ...........................      1,363,350
        35,200    Texas Instruments Inc. .....................      1,108,800
                                                                -------------
                                                                    6,908,153
                                                                -------------
   ENERGY - (3.71%)
        35,900    Devon Energy Corp. .........................      1,884,750
        34,100    EOG Resources, Inc. ........................      1,212,255
        31,300    Kinder Morgan, Inc. ........................      1,572,825
        47,500    Phillips Petroleum Co. .....................      2,707,500
                                                                -------------
                                                                    7,377,330
                                                                -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - CONTINUED
JUNE 30, 2001 (Unaudited)

                                                                       VALUE
SHARES                           SECURITY                            (NOTE 1)
================================================================================
COMMON STOCK - CONTINUED

   FINANCIAL SERVICES - (18.85%)
       288,800    American Express Co. .........................  $  11,205,440
       141,733    Citigroup Inc. ...............................      7,489,172
        42,100    Dun & Bradstreet Corp.*.......................      1,187,220
        53,300    Freddie Mac...................................      3,731,000
       134,900    Household International, Inc. ................      8,997,830
        46,000    Moody's  Corp. ...............................      1,541,000
        55,700    Providian Financial Corp. ....................      3,297,440
                                                                  -------------
                                                                     37,449,102
                                                                  -------------
   FOOD/BEVERAGE & RESTAURANT - (2.88%)
        28,300    General Mills, Inc. ..........................      1,238,974
        36,900    Kraft Foods Inc., Class A*....................      1,143,900
       123,100    McDonald's  Corp. ............................      3,331,086
                                                                  -------------
                                                                      5,713,960
                                                                  -------------
   HOTELS - (0.79%)
        33,100    Marriott International, Inc., Class A.........      1,566,954
                                                                  -------------
   INDUSTRIAL - (2.10%)
        15,300    Rockwell International Corp. .................        583,236
        96,200    Sealed Air Corp.*.............................      3,583,450
                                                                  -------------
                                                                      4,166,686
                                                                  -------------
   INSURANCE BROKERS - (0.44%)
        25,100    Aon Corp. ....................................        878,500
                                                                  -------------
   INVESTMENT FIRMS - (2.37%)
        50,400    Morgan Stanley Dean Witter & Co. .............      3,237,192
        44,000    Stilwell Financial, Inc. .....................      1,476,640
                                                                  -------------
                                                                      4,713,832
                                                                  -------------
   LIFE INSURANCE - (0.16%)
        13,500    Sun Life Financial Services of Canada.........        320,638
                                                                  -------------
   MULTI-LINE INSURANCE - (4.11%)
        78,837    American International Group, Inc. ...........      6,779,982
                                                                  -------------
        21,400    Loews Corp. ..................................      1,378,802
                                                                  -------------
                                                                      8,158,784
                                                                  -------------
   PHARMACEUTICAL AND HEALTH CARE - (10.28%)
        81,700    American Home Products Corp. .................      4,774,548
        90,500    Bristol-Myers Squibb Co. .....................      4,733,150
        53,100    Eli Lilly and Co. ............................      3,929,400
       103,800    Merck & Co., Inc. ............................      6,633,858
         7,700    Pharmacia Corp. ..............................        353,815
                                                                  -------------
                                                                     20,424,771
                                                                  -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - CONTINUED
JUNE 30, 2001 (Unaudited)

                                                                        VALUE
SHARES                                           SECURITY             (NOTE 1)
================================================================================
COMMON STOCK - CONTINUED

   PROPERTY/CASUALTY INSURANCE - (1.48%)
         9,800    Chubb Corp. ...................................  $     758,814
        16,100    Progressive Corp. (Ohio).......................      2,176,559
                                                                   -------------
                                                                       2,935,373
                                                                   -------------
   PUBLISHING - (1.22%)
         5,900    Dow Jones & Co., Inc. .........................        352,289
        16,200    Gannett Co., Inc. .............................      1,067,580
        25,000    Tribune Co. ...................................      1,000,250
                                                                   -------------
                                                                       2,420,119
                                                                   -------------
   REAL ESTATE - (1.27%)
         2,600    Avalonbay Communities, Inc. ...................        121,550
        47,800    Centerpoint Properties Corp. ..................      2,399,560
                                                                   -------------
                                                                       2,521,110
                                                                   -------------
   REINSURANCE - (1.61%)
        26,100    Transatlantic Holdings, Inc. ..................      3,197,511
                                                                   -------------
   TECHNOLOGY - (5.15%)
        44,600    BMC Software, Inc.*............................      1,005,284
       132,300    Hewlett-Packard Co. ...........................      3,783,780
        20,800    Intel Corp. ...................................        607,880
        69,800    Lexmark International, Inc.*...................      4,694,050
        25,200    Novell, Inc.*..................................        143,514
                                                                   -------------
                                                                      10,234,508
                                                                   -------------
   TELECOMMUNICATIONS - (2.62%)
        23,400    Loral Space & Communications Ltd.*.............         65,520
        99,400    Lucent Technologies Inc. ......................        616,280
       199,100    Tellabs, Inc.*.................................      3,861,545
        38,500    TyCom, Ltd.*...................................        662,200
                                                                   -------------
                                                                       5,205,545
                                                                   -------------
   TRANSPORTATION - (2.79%)
        95,900    United Parcel Service, Inc., Class B...........      5,543,020
                                                                   -------------
   WHOLESALE - (2.82%)
       136,300    Costco Wholesale Corp.*........................      5,597,160
                                                                   -------------

                      Total Common Stock -
                        (identified cost $186,775,476)...........    185,587,652
                                                                   -------------


DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS VALUE PORTFOLIO - CONTINUED
JUNE 30, 2001 (Unaudited)

                                                                                                      VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (8.72%)

$   17,321,000    Nomura Securities International, Inc. Repurchase Agreement 4.15%,
                    07/02/01, dated 06/29/01, repurchase value of $17,326,990
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $17,667,420) - (identified cost $17,321,000)............ $   17,321,000
                                                                                                --------------


                  Total Investments - (102.14%) - (identified cost $204,096,476) - (a).........    202,908,652
                  Liabilities Less Other Assets - (2.14%)......................................     (4,244,077)
                                                                                                --------------
                  Net Assets - (100%).......................................................... $  198,664,575
                                                                                                ==============

*Non-Income Producing Security

 (a) Aggregate cost for Federal Income Tax purposes is $204,116,522. At June 30,
2001 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation...................................................... $   14,686,280
                  Unrealized depreciation......................................................    (15,894,150)
                                                                                                --------------
                      Net unrealized depreciation ............................................. $   (1,207,870)
                                                                                                ==============












SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO
JUNE 30, 2001 (Unaudited)

                                                                        VALUE
SHARES                              SECURITY                          (NOTE 1)
================================================================================
COMMON STOCK - (95.26%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (6.60%)
         4,800    Bank of New York Co., Inc. ....................  $     230,400
         2,200    Bank One Corp. ................................         78,760
         1,650    Fifth Third Bancorp............................         99,091
         9,400    Golden West Financial Corp. ...................        603,856
         2,953    Lloyds TSB Group PLC...........................         29,589
         3,600    State Street Corp. ............................        178,164
         5,700    Wells Fargo & Co. .............................        264,651
                                                                   -------------
                                                                       1,484,511
                                                                   -------------
   BUILDING MATERIALS - (1.76%)
         8,000    Martin Marietta Materials, Inc. ...............        395,920
                                                                   -------------
   CONSUMER PRODUCTS - (4.94%)
        21,900    Philip Morris Cos., Inc. ......................      1,111,425
                                                                   -------------
   DATA PROCESSING - (2.74%)
         9,600    First Data Corp. ..............................        616,800
                                                                   -------------
   DIVERSIFIED - (2.35%)
             7    Berkshire Hathaway Inc., Class A*..............        485,800
            18    Berkshire Hathaway Inc., Class B*..............         41,400
                                                                   -------------
                                                                         527,200
                                                                   -------------
   DIVERSIFIED MANUFACTURING - (4.61%)
        19,000    Tyco International Ltd. .......................      1,035,500
                                                                   -------------
   FINANCIAL SERVICES - (33.38%)
        31,100    American Express Co. ..........................      1,206,680
        13,300    Capital One Financial Corp. ...................        798,000
         6,350    Charles Schwab Corp. ..........................         97,155
        15,700    Citigroup Inc. ................................        829,588
        29,700    Dun & Bradstreet Corp.*........................        837,540
        15,700    Household International, Inc. .................      1,047,190
        16,100    KPMG Consulting Inc.* .........................        247,216
         9,300    MBNA Corp. ....................................        306,435
        30,200    Moody's Corp.  ................................      1,011,700
        19,000    Providian Financial Corp. .....................      1,124,800
                                                                   -------------
                                                                       7,506,304
                                                                   -------------
   INDUSTRIAL - (3.06%)
        18,500    Sealed Air Corp.*..............................        689,125
                                                                   -------------
   INSURANCE BROKERS - (1.71%)
        11,000    Aon Corp. .....................................        385,000
                                                                   -------------
   INVESTMENT FIRMS - (5.07%)
         5,300    Morgan Stanley Dean Witter & Co. ..............        340,419
        23,800    Stilwell Financial, Inc. ......................        798,728
                                                                   -------------
                                                                       1,139,147
                                                                   -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO - CONTINUED
JUNE 30, 2001 (Unaudited)

                                                                        VALUE
SHARES                              SECURITY                           (NOTE 1)
================================================================================
COMMON STOCK  - CONTINUED

   LIFE INSURANCE - (2.13%)
        20,200    Sun Life Financial Services of Canada..........  $     479,769
                                                                   -------------
   MULTI-LINE INSURANCE - (8.93%)
         5,987    American International Group, Inc. ............        514,882
        16,500    Cincinnati Financial Corp. ....................        653,235
        15,700    Horace Mann Educators Corp. ...................        338,335
         7,800    Loews Corp. ...................................        502,554
                                                                   -------------
                                                                       2,009,006
                                                                   -------------
   PROPERTY/CASUALTY INSURANCE - (1.77%)
         6,300    FPIC Insurance Group, Inc.*....................         82,278
         1,600    Markel Corp.*..................................        314,400
                                                                   -------------
                                                                         396,678
                                                                   -------------
   REINSURANCE - (7.72%)
         7,000    Everest Re Group, Ltd. ........................        523,600
         9,900    Transatlantic Holdings, Inc. ..................      1,212,849
                                                                   -------------
                                                                       1,736,449
                                                                   -------------
   TECHNOLOGY - (2.42%)
         8,100    Lexmark International, Inc.*...................        544,725
                                                                   -------------
   TELECOMMUNICATIONS - (3.35%)
        27,700    Tellabs, Inc.*.................................        537,242
        12,500    TyCom, Ltd.*...................................        215,000
                                                                   -------------
                                                                         752,242
                                                                   -------------
   WHOLESALE - (2.72%)
        14,900    Costco Wholesale Corp.*........................        611,869
                                                                   -------------

                      Total Common Stock -
                        (identified cost $19,979,457)............     21,421,670
                                                                   -------------



DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS FINANCIAL PORTFOLIO - CONTINUED
JUNE 30, 2001 (Unaudited)

PRINCIPAL                                        SECURITY                                           (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (7.83%)
$    1,760,000    Nomura Securities International, Inc. Repurchase Agreement, 4.15%,
                    07/02/01, dated 06/29/01, repurchase value of $1,760,609
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $1,795,200) - (identified cost $1,760,000) .............  $   1,760,000
                                                                                                 -------------


                  Total Investments - (103.09%) - (identified cost $21,739,457) - (a)..........     23,181,670
                  Liabilities Less Other Assets - (3.09%)......................................       (694,033)
                                                                                                 -------------
                  Net Assets - (100%)  ........................................................  $  22,487,637
                                                                                                 =============

*Non-Income Producing Security.

 (a) Aggregate cost for Federal Income Tax purposes is $21,741,887. At June 30,
2001 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $   2,847,264
                  Unrealized depreciation......................................................     (1,407,481)
                                                                                                 -------------
                      Net unrealized appreciation..............................................  $   1,439,783
                                                                                                 =============















SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO
JUNE 30, 2001 (Unaudited)
                                                                        VALUE

SHARES                               SECURITY                         (NOTE 1)
================================================================================
COMMON STOCK - (82.34%)

   APARTMENTS (REITS) - (19.16%)
         6,900    Apartment Investment & Management Co., Class A . $     332,580
        13,600    Archstone Communities Trust.....................       350,608
         7,400    Avalon Bay Communities, Inc. ...................       345,950
         5,000    Equity Residential Properties Trust.............       282,750
         4,900    Post Properties, Inc. ..........................       185,465
                                                                   -------------
                                                                       1,497,353
                                                                   -------------
   DIVERSIFIED - (7.42%)
         8,800    Brookfield Properties  Corp. ...................       168,168
        12,400    Catellus Development Corp.*.....................       216,380
         5,300    Security Capital Group Inc., Class B*...........       113,420
         4,500    TrizecHahn Corp. ...............................        81,855
                                                                   -------------
                                                                         579,823
                                                                   -------------
   DIVERSIFIED (REITS) - (14.57%)
        11,600    Duke-Weeks Realty Corp. ........................       288,260
         3,600    Kilroy Realty Corp. ............................       104,760
         9,600    Liberty Property Trust..........................       284,160
         1,900    Spieker Properties, Inc. .......................       113,905
         8,900    Vornado Realty Trust............................       347,456
                                                                   -------------
                                                                       1,138,541
                                                                   -------------
   HOTELS & LODGING - (4.79%)
         6,100    Marriott International, Inc., Class A...........       288,774
         2,300    Starwood Hotels & Resorts Worldwide,  Inc. .....        85,744
                                                                   -------------
                                                                         374,518
                                                                   -------------
   INDUSTRIAL (REITS) - (7.07%)
         4,100    AMB Property Corp. .............................       105,616
         8,900    Centerpoint Properties Corp. ...................       446,780
                                                                   -------------
                                                                         552,396
                                                                   -------------
   MALLS (REITS) - (3.16%)
         2,400    General Growth Properties, Inc. ................        94,464
        10,900    Taubman Centers, Inc. ..........................       152,600
                                                                   -------------
                                                                         247,064
                                                                   -------------
   OFFICE SPACE (REITS) - (18.07%)
         9,200    Alexandria Real Estate Equities, Inc. ..........       366,160
         3,800    Boston Properties, Inc. ........................       155,420
         3,000    CarrAmerica Realty Corp. .......................        91,500
        22,581    Equity Office Properties Trust..................       714,237
         2,400    Parkway Properties, Inc. .......................        84,600
                                                                   -------------
                                                                       1,411,917
                                                                   -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO - CONTINUED
JUNE 30, 2001 (Unaudited)

                                                                                                      VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK  - CONTINUED

   RESORTS/THEME PARKS - (3.52%)
        13,064    Six Flags, Inc.*.............................................................  $     274,867
                                                                                                 -------------
   SHOPPING CENTERS (REITS) - (1.76%)
         2,900    Kimco Realty Corp. ..........................................................        137,315
                                                                                                 -------------
   STORAGE (REITS) - (2.50%)
         6,600    Public Storage, Inc. ........................................................        195,690
                                                                                                 -------------
   TELECOMMUNICATIONS - (0.32%)
         1,200    American Tower Corp., Class A*...............................................         24,804
            14    Crown Castle International Corp.*............................................            230
                                                                                                 -------------
                                                                                                        25,034
                                                                                                 -------------

                    Total Common Stock - (identified cost $5,965,374)..........................      6,434,518
                                                                                                 -------------

CONVERTIBLE PREFERRED STOCK - (7.37%)

   APARTMENTS (REITS) - (0.36%)
           900    Equity Residential Properties Trust, 7.00%, Series E, Conv. Pfd. ............         28,125
                                                                                                 -------------
   DIVERSIFIED (REITS) - (0.42%)
           600    Vornado Realty Trust, 6.5%, Series A, Conv. Pfd. ............................         33,060
                                                                                                 -------------
   MALLS (REITS) - (3.71%)
        11,300    General Growth Properties, 7.25%, 7/15/08, Conv. Pfd. .......................        289,845
                                                                                                 -------------
   OFFICE SPACE (REITS) - (2.82%)
         6,900    SL Green Realty Corp., 8.00%, 4/15/08, Conv. Pfd. ...........................        220,110
                                                                                                 -------------
   TELECOMMUNICATIONS - (0.06%)
           150    Crown Castle International Corp., 6.25%, 8/15/12, Conv. Pfd. ................          4,912
                                                                                                 -------------

                    Total Convertible Preferred Stock - (identified cost $532,622).............        576,052
                                                                                                 -------------

DAVIS VARIABLE ACCOUNT FUND, INC.
SCHEDULE OF INVESTMENTS
DAVIS REAL ESTATE PORTFOLIO - CONTINUED
JUNE 30, 2001 (Unaudited)

                                                                                                      VALUE
PRINCIPAL                                             SECURITY                                      (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (9.37%)
$      732,000    Nomura Securities International, Inc. Repurchase Agreement, 4.15%,
                    07/02/01, dated  06/29/01, repurchase value of $732,253
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $746,640) - (identified cost $732,000) .................  $     732,000
                                                                                                 -------------


                  Total Investment - (99.08%) - (identified cost $7,229,996) - (a).............      7,742,570
                  Other Assets Less Liabilities - (0.92%)......................................         72,047
                                                                                                 -------------
                  Net Assets - (100%)..........................................................  $   7,814,617
                                                                                                 =============

*Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $7,237,217. At June 30,
2001 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation......................................................  $     521,334
                  Unrealized depreciation.....................................................         (15,981)
                                                                                                 -------------
                      Net unrealized appreciation .............................................  $     505,353
                                                                                                 =============


















SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF ASSETS AND LIABILITIES
At June 30, 2001 (Unaudited)

===============================================================================

                                                                                             DAVIS
                                                          DAVIS             DAVIS             REAL
                                                          VALUE            FINANCIAL         ESTATE
                                                         PORTFOLIO       PORTFOLIO          PORTFOLIO
                                                      ---------------    --------------   --------------
ASSETS:
   Investments in securities, at value
     * (see accompanying Schedules
     of Investments)..............................    $   202,908,652    $   23,181,670   $    7,742,570
   Cash...........................................             17,104             2,206           14,936
   Receivables:
     Dividends and interest.......................            178,639            20,915           31,204
     Capital stock sold...........................            305,430            46,974          219,829
     Investment securities sold...................          1,112,262             -               83,482
     Due from adviser.............................             -                  -                1,676
   Prepaid expenses...............................              4,250             1,331              772
                                                      ---------------    --------------   --------------
           Total assets ..........................        204,526,337        23,253,096        8,094,469
                                                      ---------------    --------------   --------------
LIABILITIES:
   Payables:
        Capital stock reacquired..................             18,488             -               20,715
        Investment securities purchased...........          5,681,551           744,750          249,006
   Accrued expenses...............................            161,723            20,709           10,131
                                                      ---------------    --------------   --------------
           Total liabilities .....................          5,861,762           765,459          279,852
                                                      ---------------    --------------   --------------

NET ASSETS .......................................    $   198,664,575    $   22,487,637   $    7,814,617
                                                      ===============    ==============   ==============

SHARES OUTSTANDING (NOTE 4).......................         19,212,235         1,954,254          723,171
                                                      ===============    ==============   ==============

NET ASSET VALUE, offering and
     redemption price per share (Net
     Assets / shares outstanding).................        $     10.34        $    11.51       $    10.81
                                                      ===============    ==============   ==============

NET ASSETS CONSIST OF:
   Par value of shares of capital stock...........    $        19,212    $        1,954   $          723
   Additional paid-in capital.....................        205,303,580        21,138,844        7,223,352
   Undistributed net investment income............            469,305             6,686           53,673
   Accumulated net realized gain (loss)...........         (5,939,698)         (102,060)          24,295
   Net unrealized appreciation (depreciation) on
                                                      ---------------    --------------   --------------
     investments ................................     $   198,664,575    $   22,487,637   $    7,814,617
                                                      ===============    ==============   ==============



* Including repurchase agreements of $17,321,000, $1,760,000 and $732,000 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively, and cost of $204,096,476, $21,739,457 and $7,229,996 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively.




SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF OPERATIONS
For the six months ended June 30, 2001 (Unaudited)

==========================================================================================================


                                                                                               DAVIS
                                                          DAVIS             DAVIS              REAL
                                                          VALUE            FINANCIAL          ESTATE
                                                        PORTFOLIO           PORTFOLIO        PORTFOLIO
                                                      ---------------    ---------------   ---------------

INVESTMENT  INCOME:
Income:
   Dividends*.....................................    $       721,085    $        71,048   $       134,877
   Interest.......................................            464,582             23,823             9,929
                                                      ---------------    ---------------   ---------------
       Total income...............................          1,185,667             94,871           144,806
                                                      ---------------    ---------------   ---------------
Expenses:
   Management fees (Note 2).......................            582,003             66,270            21,437
   Custodian fees.................................             36,871              8,355             7,099
   Transfer agent fees............................              5,305              4,890             4,851
   Audit fees.....................................              6,000              4,200             4,200
   Accounting fees (Note 2).......................              3,000              3,000             3,000
   Legal fees.....................................              5,342                680               201
   Reports to shareholders........................             23,293              1,451             1,515
   Directors fees and expenses....................             18,429              1,972               614
   Registration and filing fees...................             22,514              1,208               501
   Miscellaneous..................................             14,730              3,814             2,244
                                                      ---------------    ---------------   ---------------
       Total expenses.............................            717,487             95,840            45,662
       Expenses paid indirectly (Note 5)..........             (1,125)              (492)             (148)
       Reimbursement of expenses by advisor
         (Note 2) ................................                  -             (7,183)          (16,989)
       Net expenses...............................            716,362             88,165            28,525
                                                      ---------------    ---------------   ---------------
       Net investment income......................            469,305              6,706           116,281
                                                      ---------------    ---------------   ---------------

REALIZED  AND  UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from
     investment transactions......................         (5,517,922)           (94,761)           54,921
   Net change in unrealized appreciation
     (depreciation) of investments................         (4,244,591)          (374,676)          234,759
                                                      ---------------    ---------------   ---------------
       Net realized and unrealized gain (loss) on
         investments..............................         (9,762,513)          (469,437)          289,680
                                                      ---------------    ---------------   ---------------
     Net increase (decrease) in net assets
       from operations............................    $    (9,293,208)   $      (462,731)  $       405,961
                                                      ===============    ===============   ===============

*    Net of foreign taxes withheld as follows.....               $238               $438              $210



SEE NOTES TO FINANCIAL STATEMENTS

SEE NOTES TO FINANCIAL STATEMENTS
DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the six months ended June 30, 2001 (Unaudited)

================================================================================

                                                                                           DAVIS
                                                        DAVIS            DAVIS             REAL
                                                        VALUE          FINANCIAL          ESTATE
                                                     PORTFOLIO       PORTFOLIO           PORTFOLIO
                                                 ----------------  ---------------   ----------------
OPERATIONS:
    Net investment income....................... $        469,305  $         6,706   $        116,281
    Net realized gain (loss) from
      investment transactions...................       (5,517,922)         (94,761)            54,921
    Net change in unrealized appreciation
      (depreciation) of investments.............       (4,244,591)        (374,676)           234,759
                                                 ----------------  ---------------   ----------------
    Net increase (decrease) in net assets
      resulting from operations.................       (9,293,208)        (462,731)           405,961

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS FROM:
    Net investment income.......................            -                -                (63,066)


CAPITAL SHARE TRANSACTIONS
    (NOTE 4)....................................       87,749,170 184,7488,180,859          2,618,808
                                                 ----------------        ---------   ----------------

Total increase in net assets....................       78,455,962        7,718,128          2,961,703

NET ASSETS:
    Beginning of period.........................     120,208,613        14,769,509          4,852,914
                                                 ----------------  ---------------   ----------------

    End of period (Including undistributed net
      investment income of $469,305, $6,686
      and $53,673 for Davis Value Portfolio,
      Davis Financial Portfolio and
      Davis Real Estate Portfolio, respectively) $    198,664,575  $    22,487,637   $      7,814,617
                                                 ================  ===============   ================









SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
For the year ended December 31, 2000

================================================================================

                                                                                           DAVIS
                                                        DAVIS            DAVIS             REAL
                                                        VALUE          FINANCIAL          ESTATE
                                                     PORTFOLIO       PORTFOLIO           PORTFOLIO
                                                 ----------------  ---------------   ----------------
OPERATIONS:
    Net investment income....................... $        345,419  $        12,352   $         82,551
    Net realized gain (loss) from
      investment transactions...................          403,901          198,076             (2,430)
    Net increase in unrealized
      appreciation of investments...............        2,116,786        1,872,871            313,159
                                                 ----------------  ---------------   ----------------
    Net increase in net assets resulting
      from operations...........................        2,866,106        2,083,299            393,280

DIVIDENDS AND DISTRIBUTIONS
    TO SHAREHOLDERS FROM:
    Net investment income.......................         (345,419)         (12,272)           (82,093)
    Realized gains from investment transactions.         (767,076)        (167,237)              -
    Return of capital...........................         (217,947)         (15,808)              -
    Distribution in excess of net investment
      income....................................          (31,236)         (20,248)              -


CAPITAL SHARE TRANSACTIONS
    (NOTE 4)....................................      106,036,301 184,7489,430,772          3,931,944
                                                 ----------------        ---------   ----------------

Total increase in net assets....................      107,540,729       11,298,506          4,243,131

NET ASSETS:
    Beginning of period.........................       12,667,884        3,471,003            609,783
                                                 ----------------  ---------------   ----------------

    End of period (Including undistributed net
      investment income (loss) of $(20) and
      $458 for Davis Financial Portfolio and
      Davis Real Estate Portfolio, respectively) $    120,208,613  $    14,769,509   $      4,852,914
                                                 ================  ===============   ================









SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS
June 30, 2001 (Unaudited)

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Davis Variable Account Fund, Inc. consists of three series of Funds, Davis Value Portfolio, Davis Financial Portfolio, and Davis Real Estate Portfolio (collectively "the Funds"). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. Shares of the Funds may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Funds account separately for the assets, liabilities and operations of each series. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

    Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio are diversified, professionally managed stock-oriented funds.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value as determined by the Board of Directors. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FOREIGN CURRENCY - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales and maturities, of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

D. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At June 30, 2001, Davis Value Portfolio had approximately $274,038 of post October losses available to offset future capital gains, if any, which expire in 2009. At June 30, 2001, Davis Real Estate Portfolio had approximately $23,360 of capital loss carryovers available to offset future capital gains, if any, which expire in 2007 and 2008.

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)

================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Funds. The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.


NOTE 2 - INVESTMENT ADVISORY FEES

     The fee for each of the Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio is 0.75% of the respective Fund's average annual net assets.

     State Street Bank is the Funds' primary transfer agent. Davis Selected Advisers, L.P. (the "Adviser") is also paid for certain transfer agent services. The fee paid to the Adviser for the six months ended June 30, 2001 was $24 for Davis Value Portfolio, and $13 for each of the Davis Financial Portfolio and Davis Real Estate Portfolio. State Street Bank & Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain accounting services. The fee for the six months ended June 30, 2001 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio amounted to $3,000 for each portfolio. The Adviser has agreed to reimburse the Funds for certain expenses incurred in the current fiscal period which amounted to $7,183 and $16,989 for Davis Financial Portfolio and Davis Real Estate Portfolio, respectively. Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

    Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. The Funds pay no fees directly to DSA-NY.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

    Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 2001 were as follows:

                                    DAVIS          DAVIS            DAVIS
                                    VALUE        FINANCIAL        REAL ESTATE
                                  PORTFOLIO      PORTFOLIO         PORTFOLIO
                               -------------   ------------      -----------
        Cost of purchases....  $ 102,546,457   $ 10,567,950      $ 3,228,487
        Proceeds of sales....  $  10,628,820   $  2,079,461      $ 1,234,773

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)

================================================================================

NOTE 4 - CAPITAL STOCK

    At June 30, 2001, there were 5 billion shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

                                                                                    SIX MONTHS ENDED
                                                                                      JUNE 30, 2001
                                                                                       (UNAUDITED)
                                                                      --------------------------------------------
                                                                          DAVIS           DAVIS            DAVIS
                                                                          VALUE        FINANCIAL      REAL ESTATE
                                                                        PORTFOLIO      PORTFOLIO         PORTFOLIO
                                                                      -----------       ----------      ----------
Shares sold...............................................              8,755,084        1,126,787         481,961
Shares issued in reinvestment of distributions............                -                -                 6,326
                                                                      -----------       ----------      ----------
                                                                        8,755,084        1,126,787         488,287
Shares redeemed...........................................               (412,227)        (412,975)       (232,758)
                                                                      -----------       ----------      ----------
      Net increase........................................              8,342,857          713,812         255,529
                                                                      ===========       ==========      ==========

Proceeds from shares sold.................................            $92,058,321      $12,866,158      $4,919,902
Proceeds from shares issued in
    reinvestment of distributions.........................                -                -                63,065
                                                                      -----------       ----------      ----------
                                                                       92,058,321       12,866,158       4,982,967
Cost of shares redeemed...................................             (4,309,151)      (4,685,299)     (2,364,159)
                                                                      -----------       ----------      ----------
      Net increase........................................            $87,749,170       $8,180,859      $2,618,808
                                                                      ===========       ==========      ==========


                                                                                       YEAR ENDED
                                                                                    DECEMBER 31, 2000
                                                                      --------------------------------------------
                                                                          DAVIS           DAVIS            DAVIS
                                                                          VALUE        FINANCIAL      REAL ESTATE
                                                                        PORTFOLIO      PORTFOLIO         PORTFOLIO
                                                                      -----------       ----------      ----------
Shares sold...............................................             10,763,647       1,042,186         564,980
Shares issued in reinvestment of distributions............                128,294          19,685           8,193
                                                                      -----------       ----------      ----------
                                                                       10,891,941       1,061,871         573,173
Shares redeemed...........................................             (1,258,762)       (196,240)       (175,525)
                                                                      -----------       ----------      ----------
      Net increase........................................              9,633,179         865,631         397,648
                                                                      ===========       ==========      ==========

Proceeds from shares sold.................................           $118,346,050     $11,285,211      $5,615,343
Proceeds from shares issued in
    reinvestment of distributions.........................              1,361,678         215,565          82,093
                                                                      -----------       ----------      ----------
                                                                      119,707,728      11,500,776       5,697,436
Cost of shares redeemed...................................            (13,671,427)     (2,070,004)     (1,765,492)
                                                                      -----------       ----------      ----------
      Net increase........................................           $106,036,301      $9,430,772      $3,931,944
                                                                      ===========       ==========      ==========

NOTE 5 - EXPENSES PAID INDIRECTLY

        Under an agreement with the custodian bank, each Fund's custodian fees are reduced for earnings on cash balances maintained at the custodian by the Funds. Such reductions amounted to $1,125, $492 and $148 for Davis Value Portfolio, Davis Financial Portfolio and Davis Real Estate Portfolio, respectively, during the six months ended June 30, 2001.

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)

================================================================================

NOTE 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS
         A special meeting of shareholders was held on December 1, 2000. The number of votes necessary to conduct the meeting and approve each proposal was obtained. The results of the votes of shareholders are listed below by proposal.

PROPOSAL 1
Election of Directors

                                   DAVIS VALUE PORTFOLIO        DAVIS FINANCIAL PORTFOLIO     DAVIS REAL ESTATE PORTFOLIO
                                --------------------------- ------------------------------- ------------------------------
                                    For         Withheld          For           Withheld         For          Withheld
------------------------------ -------------- ------------- ---------------- -------------- -------------- ---------------
Wesley E. Bass, Jr.              5,982,680       81,396         717,692          19,995        281,698           0
Jeremy H. Biggs                  5,982,680       81,396         717,692          19,995        281,698           0
Marc P. Blum                     5,982,680       81,396         717,692          19,995        281,698           0
Andrew A Davis                   5,982,680       81,396         717,692          19,995        281,698           0
Christopher C. Davis             5,982,680       81,396         717,692          19,995        281,698           0
Jerry D. Geist                   5,982,680       81,396         717,692          19,995        281,698           0
D. James Guzy                    5,982,680       81,396         717,692          19,995        281,698           0
G. Bernard Hamilton              5,982,680       81,396         717,692          19,995        281,698           0
Laurence W. Levine               5,982,680       81,396         717,692          19,995        281,698           0
Christian R. Sonne               5,982,680       81,396         717,692          19,995        281,698           0
Marsha Williams                  5,982,680       81,396         717,692          19,995        281,698           0


                                          For                      Against           Abstained
-------------------------------------------------------------------------------------------------

PROPOSAL 2
To approve of the New Advisory and Sub-Advisory Agreements with Davis Selected
Advisers, L.P., and its wholly owned subsidiary, Davis Selected Advisers - NY,
Inc.
    Davis Value Portfolio             5,584,544                     216,039                 263,493
    Davis Financial Portfolio           670,347                      30,176                  37,164
    Davis Real Estate Portfolio         262,462                       5,968                  13,268

PROPOSAL 3A
To amend fundamental policies regarding diversification

    Davis Value Portfolio             5,584,544                     216,039                 263,493
    Davis Financial Portfolio           670,347                      30,176                  37,164
    Davis Real Estate Portfolio         262,462                       5,968                  13,268

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)

================================================================================

NOTE 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - (Continued)


                                          For                      Against           Abstained
-------------------------------------------------------------------------------------------------
PROPOSAL 3B
To amend fundamental policies regarding concentration

    Davis Value Portfolio             5,584,544                     216,039             263,493
    Davis Financial Portfolio           670,347                      30,176              37,164
    Davis Real Estate Portfolio         262,462                       5,968              13,268

PROPOSAL 3C
To amend fundamental policies regarding senior securities

    Davis Value Portfolio             5,584,544                     216,039             263,493
    Davis Financial Portfolio           670,347                      30,176              37,164
    Davis Real Estate Portfolio         262,462                       5,968              13,268

PROPOSAL 3D
To amend fundamental policies regarding borrowing

    Davis Value Portfolio             5,584,544                     216,039             263,493
    Davis Financial Portfolio           670,347                      30,176              37,164
    Davis Real Estate Portfolio         262,462                       5,968              13,268

PROPOSAL 3E
To amend fundamental policies regarding underwriting

    Davis Value Portfolio             5,584,544                     216,039             263,493
    Davis Financial Portfolio           670,347                      30,176              37,164
    Davis Real Estate Portfolio         262,462                       5,968              13,268

PROPOSAL 3F
To amend fundamental policies regarding investments in commodities and real estate

    Davis Value Portfolio             5,584,544                     216,039             263,493
    Davis Financial Portfolio           670,347                      30,176              37,164
    Davis Real Estate Portfolio         262,462                       5,968              13,268

PROPOSAL 3G
To amend fundamental policies regarding making loans

    Davis Value Portfolio             5,584,544                     216,039             263,493
    Davis Financial Portfolio           670,347                      30,176              37,164
    Davis Real Estate Portfolio         262,462                       5,968              13,268

DAVIS VARIABLE ACCOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2001 (Unaudited)

--------------------------------------------------------------------------------

NOTE 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS - (Continued)


                                          For                      Against           Abstained
-------------------------------------------------------------------------------------------------
PROPOSAL 4
To ratify the selection of KPMG LLP as independent accountants of the Fund

    Davis Value Portfolio             5,584,544                     216,039             263,493
    Davis Financial Portfolio           670,347                      30,176              37,164
    Davis Real Estate Portfolio         262,462                       5,968              13,268

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS VALUE PORTFOLIO

================================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                                               JULY 1, 1999
                                                 SIX MONTHS                                   (COMMENCEMENT
                                                    ENDED                                    OF OPERATIONS)
                                                JUNE 30, 2001        YEAR ENDED                   THROUGH
                                                 (UNAUDITED)      DECEMBER 31, 2000         DECEMBER 31, 1999
                                                 -----------      -----------------         -----------------
Net Asset Value, Beginning of Period........... $    11.06           $    10.25              $    10.00
                                                ----------           ----------              ----------

Income From Investment Operations
 Net Investment Income.........................       0.02                 0.03                    0.01
 Net Realized and Unrealized
    Gains (Losses).............................      (0.74)                0.92                    0.25
                                                ----------           ----------              ----------
    Total From Investment Operations...........      (0.72)                0.95                    0.26

Dividends and  Distributions
 Dividends from Net Investment Income..........          -                (0.03)                  (0.01)
 Return of Capital.............................          -                    -(3)                    -(3)
 Distributions from Realized Gains.............          -                (0.11)                      -
                                                ----------           ----------              ----------
    Total Dividends and Distributions..........          -                (0.14)                  (0.01)
                                                ----------           ----------              ----------

Net Asset Value, End of Period................. $    10.34           $    11.06              $    10.25
                                                ==========           ==========              ==========

Total Return(1)................................      (6.51)%               9.30%                   2.64%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).......   $198,665             $120,209             $    12,668
 Ratio of Expenses to Average Net Assets.......       0.92%*               1.00%(4)                1.00%*(4)
 Ratio of Net Income to                               0.60%*               0.73%                   0.43%*
    Average Net Assets.........................
 Portfolio Turnover Rate(2)....................          8%                  10%                      5%


(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.


(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Less than $0.005 per share.

(4) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.01% and 2.29% for 2000 and 1999, respectively.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS FINANCIAL PORTFOLIO

================================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                                                    JULY 1, 1999
                                                        SIX MONTHS                                  (COMMENCEMENT
                                                           ENDED                                   OF OPERATIONS)
                                                       JUNE 30, 2001        YEAR ENDED                 THROUGH
                                                        (UNAUDITED)      DECEMBER 31, 2000       DECEMBER 31, 1999
                                                       -----------      -----------------         -----------------
Net Asset Value, Beginning of Period...............    $    11.91           $     9.26               $   10.00
                                                       ----------           ----------               ---------

Income From Investment Operations
 Net Investment Income.............................             -                 0.01                    0.02
 Net Realized and Unrealized
    Gains (Losses).................................         (0.40)                2.84                   (0.74)
                                                       ----------           ----------               ---------
    Total From Investment Operations...............         (0.40)                2.85                   (0.72)

Dividends and  Distributions
 Dividends from Net Investment Income..............             -                (0.01)                  (0.02)
 Return of Capital.................................             -                    -                       -(3)
 Distributions from Realized Gains.................             -                (0.19)                      -
                                                       ----------           ----------               ---------
    Total Dividends and Distributions..............             -                (0.20)                  (0.02)
                                                       ----------           ----------               ---------

Net Asset Value, End of Period.....................    $    11.51           $    11.91               $    9.26
                                                       ==========           ==========               =========

Total Return(1)....................................       (3.36)%               30.97%                   (7.17)%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)...........       $22,488              $14,770                  $3,471
 Ratio of Expenses to Average Net Assets...........          1.00%*(4)            1.00%(4)                1.02%*(4),(5)
 Ratio of Net Investment Income to
    Average Net Assets.............................          0.08%*               0.18%                   0.76%*
 Portfolio Turnover Rate(2)........................            12%                  26%                      9%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Less than $0.005 per share.

(4) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.08%, 1.55% and 4.26% for the six months ended June 30, 2001 and the years ended December 31, 2000 and 1999, respectively.

(5) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.00% for 1999.

*   Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VARIABLE ACCOUNT FUND, INC.
FINANCIAL HIGHLIGHTS
DAVIS REAL ESTATE PORTFOLIO

================================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                                                        JULY 1, 1999
                                                          SIX MONTHS                                    (COMMENCEMENT
                                                             ENDED                                     OF OPERATIONS)
                                                         JUNE 30, 2001         YEAR ENDED                  THROUGH
                                                          (UNAUDITED)      DECEMBER 31, 2000        DECEMBER 31, 1999
                                                          -----------      -----------------         -----------------


Net Asset Value, Beginning of Period...............       $   10.38            $    8.71                  $   10.00
                                                          ---------            ---------                  ---------

Income From Investment Operations
 Net Investment Income.............................            0.18                 0.33                       0.18
 Net Realized and Unrealized
    Gains (Losses).................................            0.36                 1.67                      (1.26)
                                                          ---------            ---------                  ------------
    Total From Investment Operations...............            0.54                 2.00                      (1.08)

Dividends and  Distributions
 Dividends from Net Investment Income..............           (0.11)               (0.33)                     (0.18)
 Return of Capital.................................               -                    -                      (0.03)
                                                          ---------            ---------                  ---------
    Total Dividends and Distributions..............           (0.11)               (0.33)                     (0.21)
                                                          ---------            ---------                  ---------

Net Asset Value, End of Period.....................       $   10.81            $   10.38                  $    8.71
                                                          =========            =========                  =========

Total Return(1)....................................           5.29%                23.33%                    (10.79)%

Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)............          $7,815               $4,853                       $610
 Ratio of Expenses to Average Net Assets...........            1.00%*(3)            1.07%(3),(4)               1.21%*(3),(4)
 Ratio of Net Investment Income to
    Average Net Assets.............................            4.07%*               4.31%                      4.41%*
 Portfolio Turnover Rate(2)........................              23%                  16%                        21%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.60%, 3.15% and 11.91% for the six months ended June 30, 2001 and the years ended December 31, 2000 and 1999, respectively.

(4) Ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.00% for 2000 and 1999.

*   Annualized


SEE NOTES TO FINANCIAL STATEMENTS

                        DAVIS VARIABLE ACCOUNT FUND, INC
             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706

================================================================================

    DIRECTORS                  OFFICERS
    Wesley E. Bass, Jr.        Jeremy H. Biggs
    Jeremy H. Biggs                Chairman
    Marc P. Blum               Christopher C. Davis
    Andrew  A. Davis               President - Davis Value Portfolio, Davis
    Christopher C. Davis           Financial Portfolio & Vice President-
    Jerry D. Geist                 Davis Real Estate Portfolio
    D. James Guzy              Andrew A. Davis
    G. Bernard Hamilton            President - Davis Real Estate Portfolio,
    Theodore B. Smith, Jr          Vice President-Davis Value Portfolio &
    Christian R. Sonne.            Davis Financial Portfolio
    Marsha Williams            Kenneth C. Eich
                                   Vice President
                               Sharra L. Reed
                                   Vice President,
                                   Treasurer & Assistant Secretary
                               Thomas D. Tays
                                   Vice President & Secretary

INVESTMENT ADVISER
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois  60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202


================================================================================
FOR MORE INFORMATION ABOUT THE DAVIS VARIABLE ACCOUNT FUND, INC., INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT.
================================================================================

DAVIS SELECTED ADVISERS, L.P.
2949 EAST ELVIRA ROAD
SUITE 101
TUCSON, AZ 85706
1-800-279-0279
www.davisfunds.com













[DAVIS FUND LOGO]
OVER 25 YEARS OF RELIABLE INVESTING*